UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 April 6 , 2005

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                          COLLEGE OAK INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                        333-116890               30-0226902
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                                20022 Creek Farm
                            San Antonio, Texas 78259
          (Address of Principal Executive Offices, including Zip Code)


                                 (210) 418-5177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Change in Fiscal Year

      As we previously reported, Coastal Energy Services, Inc. ("Coastal") merged into us as of April 6, 2005 and we were the surviving company. However, for accounting purposes, Coastal was the acquiror in such merger transaction and, therefore, effective as of April 6, 2005, our fiscal year end (which had previously been April 30) will be December 31. The change in our fiscal year end to December 31 was ratified and approved by our Board of Directors and we do not expect to file a transition report to reflect such change. The next period for which we expect to file a Quarterly Report on Form 10-QSB is the three-months ended June 30, 2005. The financial statements for the fiscal year ended December 31, 2004 and the quarter ended March 31, 2005 will be included in our Form 8-K/A reporting the merger as required.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   COLLEGE OAK INVESTMENTS, INC.


DATE: June 16, 2005                                By: /s/ Carey G. Birmingham
                                                       -------------------------
                                                   Name: Carey G. Birmingham
                                                   Title:   President